UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 5, 2016

Endocyte, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35050	35-1969-140
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3000 Kent Avenue, Suite A1-100 West Lafayette, Indiana 47906
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	765-463-7175

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

Endocyte, Inc. (the “Company”) held its 2016 annual meeting of stockholders on May 5, 2016. The Company’s stockholders took the following actions on the business items which were set forth in the notice for the meeting:

Proposal 1 – Election of Directors: elected three (3) directors for three-year terms ending at the 2019 annual meeting of stockholders;

Proposal 2 – Ratification of Independent Registered Public Accounting Firm: ratified the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016.

The vote tabulation for each proposal is as follows:

Proposal 1 – Election of Directors

Nominee	For	Withhold	Broker Non-Votes
P. Ron Ellis	17,491,027	339,290	13,559,649
Marc D. Kozin	17,291,186	539,131	13,559,649
Fred A. Middleton	17,493,593	336,724	13,559,649

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
31,113,638	180,474	95,854	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2016

ENDOCYTE, INC.

By:	/s/ Beth A. Taylor
Beth A. Taylor,
Corporate Controller

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